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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 8, 2000


                            BHC COMMUNICATIONS, INC.
               (Exact name of company as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

                                   59-2104168
                      (I.R.S. Employer Identification No.)

       767 Fifth Avenue
       New York, NY                                           10153
       (Address of principal executive offices)               (Zip Code)


                                 (212) 421-0200
                (Company's telephone number, including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On February 8, 2000, the Company issued a press release announcing that it had filed a complaint against Viacom Inc., certain subsidiaries of Viacom Inc. and CBS Corporation.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

Exhibit
No.              Description of Document
--------         -----------------------

  99.1 Press Release, dated February 8, 2000, relating to the filing of the complaint.

  99.2           Complaint dated February 8, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BHC COMMUNICATIONS, INC.



DATE: February 14, 2000   BY: /s/      Brian C. Kelly
                              --------------------------------------------------
                                Name:  Brian C. Kelly
                                Title: Senior Vice President and General Counsel


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                                INDEX OF EXHIBITS


                                                                    Sequential
Exhibit No.         Description of Document                         Page No.
-----------         -----------------------                         --------

  99.1              Press Release, dated February 8, 2000,
                    relating to the filing of the complaint.

  99.2              Complaint dated February 8, 2000.



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